EXHIBIT 10(s)

                     COMPENSATION AGREEMENT


          THIS COMPENSATION AGREEMENT (the "Agreement"), entered into between THE BEARD COMPANY (the "Company") and the WILLIAM M. BEARD AND LU BEARD 1988 CHARITABLE UNITRUST (the "Trust"), dated as of the 17th day of April, 1997.

                      W I T N E S S E T H

          WHEREAS, on February 24, 1997, the Company executed a promissory note (the "Note") by which it promised to pay $164,201.80 plus interest to Liberty Bank & Trust Company of Oklahoma, N.A. (the "Lender").

          WHEREAS, the Lender issued an irrevocable standby letter of credit (the "ISLOC") in consideration for the Company's execution of the Note.

          WHEREAS, the ISLOC was necessary to support a performance bond on be-half of the Company or one of its subsidiaries.

          WHEREAS, the Trust executed a guaranty agreement (the "Guaranty"), by which the Trust guaranteed and promised to pay the Lender the indebtedness of the Company arising from the Note.

          WHEREAS, the Guaranty by the Trust provides a substantial benefit to the Company.

          NOW, THEREFORE, in consideration of the premises and mutual promises and covenants herein contained, the Company agrees to pay the Trust ten percent (10%) of the principal amount of the Note, payable semi-annually, until the Trust is released from the Guaranty by Lender. Such interest shall accrue from February 24, 1997. The Company further agrees that in the event the Company defaults on the Note and the Trust is called upon to make payments to the Lender pursuant to the Guaranty, the Company will pay the Trust ten per-cent (10%) per annum of the payments made to the Lender by the Trust, payable semi-annually, until the Trust is fully repaid by the Company.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                      THE BEARD COMPANY


"COMPANY"                             By: HERB MEE, JR.
                                          Herb Mee, Jr., President

                                      WILLIAM M. BEARD AND LU BEARD
                                      1988 CHARITABLE UNITRUST


"TRUST"                               By: WILLIAM M. BEARD
                                          William M. Beard, Trustee


                                      By: LU BEARD
                                          Lu Beard, Trustee